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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):   May 12, 1998
                                                  -------------------


                                  Keane, Inc.
           --------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                 Massachusetts
                ------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


         1-7516                                         04-243-7166
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


Ten City Square
Boston, Massachusetts                                             02129
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(Address of Principal Executive Offices)                        (Zip Code)


                                 (617) 241-9200
           --------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
        ---------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.   OTHER EVENTS.

     On May 12, 1998, Keane, Inc. (the "Registrant") issued, in response to investor inquiries, a press release reaffirming that there are no known issues with respect to or changes in the Registrant's business outlook (the "Press Release"). A copy of the Press Release is attached as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a) Financial Statements of Businesses Acquired.

          Not applicable.

      (b) Pro Forma Financial Information.

          Not applicable.

      (c) Exhibits.
          --------


      99.1    Press Release, dated May 12, 1998.



                                      -2-
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 12, 1998                    KEANE, INC.
                                      -----------
                                      (Registrant)



                                      By: /s/ Wallace A. Cataldo
                                          -----------------------------
                                          Wallace A. Cataldo
                                          Vice President - Finance
                                          and Administration
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                                 EXHIBIT INDEX


Exhibit
Number                   Description
-------                  -----------



99.1      Press Release, dated May 12, 1998.